EXHIBIT 21.1     SUBSIDIARIES OF THE REGISTRANT


                                                                         % of Voting
                                                                          Securities
                                        Jurisdiction of               Held at December
                                        Incorporation or                      31,
Name of Corporation                     Organization                        2002 (1)
-----------------------------------     ----------------                   ----------

Amcorp, Inc.                              Delaware                           100%
     ASC Holdings, Inc.                   Utah                               100
     Amalgamated Research, Inc.           Idaho                              100

Andrews County Holdings, Inc.             Delaware                           100
     Waste Control Specialists LLC        Delaware                            90
       Greenhill Technologies LLC         Delaware                            50
       Tecsafe LLC                        Delaware                            50

NL Industries, Inc. (2),(3)               New Jersey                          63

Tremont Group, Inc. (3)                   Delaware                            80
  Tremont Corporation                     Delaware                            80
       TRECO L.L.C.                       Nevada                             100
         Basic Management, Inc.           Nevada                              32
           The Landwell Company LP        Delaware                            50
         The Landwell Company LP          Delaware                            12
       TRE Holding Corporation            Delaware                           100
         TRE Management Company           Delaware                           100
       Tremont Colorado Corporation       Delaware                           100
       Tall Pines Insurance Company       Vermont                            100
       Titanium Metals Corporation (5)    Delaware                            39
       NL Industries, Inc.                New Jersey                          21

Valcor, Inc.                              Delaware                           100
     Medite Corporation                   Delaware                           100
     CompX International Inc. (4)         Delaware                            66

Other wholly-owned
     Valmont Insurance Company            Vermont                            100
     Impex Realty Holding, Inc.           Delaware                           100



(1)  Held by the Registrant or the indicated subsidiary of the Registrant.

(2) Subsidiaries of NL are incorporated by reference to Exhibit 21.1 of NL's Annual Report on Form 10-K for the year ended December 31, 2002 (File No. 1-640).

(3)  NL owns the other 20% of Tremont Group.

(4) Subsidiaries of CompX are incorporated by reference to Exhibit 21.1 of CompX's Annual Report on Form 10-K for the year ended December 31, 2002 (File No. 1-13905). The Registrant owns an additional 3% of CompX directly.

(5) Subsidiaries of Titanium Metals Corporation are incorporated by reference to Exhibit 21.1 of TIMET's Annual Report on Form 10-K for the year ended December 31, 2002 (File No. 0-28538).